Exhibit 32.1

Section 1350 CERTIFICATION

In connection with this Quarterly Report of MusclePharm Corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Brad J. Pyatt, Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 10, 2014	By:	/s/ Brad J. Pyatt
Brad J, Pyatt
Principal Executive Officer